   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 9, 2000

                                                   REGISTRATION NO. 333-_______

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                      ------------------------------------
                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                      ------------------------------------
                          HYPERFEED TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


                 DELAWARE                                       36-3131704
    (State or Other Jurisdiction of                          (I.R.S. Employer
     Incorporation or Organization)                         Identification No.)

                        300 SOUTH WACKER DRIVE, SUITE 300
                             CHICAGO, ILLINOIS 60606
                                 (312) 913-2800
          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

           1999 COMBINED INCENTIVE AND NON-STATUTORY STOCK OPTION PLAN
                            (Full title of the plan)

                     JIM R. PORTER, CHIEF EXECUTIVE OFFICER
                          HYPERFEED TECHNOLOGIES, INC.
                        300 SOUTH WACKER DRIVE, SUITE 300
                             CHICAGO, ILLINOIS 60606
                     (Name and address of agent for service)

                                 (312) 913-2800
          (Telephone number, including area code, of agent for service)

                         CALCULATION OF REGISTRATION FEE


==================================================================================================================
                                                    PROPOSED MAXIMUM        PROPOSED MAXIMUM
 TITLE OF SECURITIES TO       AMOUNT TO BE         OFFERING PRICE PER      AGGREGATE OFFERING         AMOUNT OF
     BE REGISTERED             REGISTERED               SHARE(1)                PRICE(1)           REGISTRATION FEE
------------------------------------------------------------------------------------------------------------------
Common Stock
($.001 Par Value)               1,000,000              $2.6719                 $ 2,671,900               $705
==================================================================================================================

(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c) and Rule 457(h) under the Securities Act of 1933, as amended, based on the average of the high and low prices of HyperFeed Technologies, Inc. common stock as reported on the Nasdaq National Market on November 6, 2000.

In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employment benefit plan described herein.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

         Pursuant to General Instruction E to Form S-8 under the Securities Act of 1933, as amended (the "Act"), this registration statement on Form S-8 (this "Registration Statement") is filed for the purpose of registering additional securities of the same class as those registered under the following registration statement on Form S-8 which is currently effective:
Registration No. 33-87801 filed with the Commission on September 24, 1999 (the "1999 Registration Statement"), relating to the 1999 Combined Incentive and Non-Statutory Stock Option Plan (the "1999 Plan") of HyperFeed Technologies, Inc., formerly PC Quote, Inc. (the "Company"). The contents of the 1999 Registration Statement, including any amendments thereto or filings incorporated therein, are incorporated herein by this reference.

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE

         The following documents previously filed by HyperFeed Technologies, Inc. (the "Company") with the Commission are incorporated by reference in this Registration Statement:

         (a) the Company's Annual Report on Form 10-K for the year ended December 31, 1999;

         (b) all other reports filed by the Company pursuant to Sections 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act") since the end of the fiscal year covered by the Company's Annual Report described in (a) above;

         (c) the description of the Company's Common Stock contained in the Company's registration statement on Form S-2/A filed with the Commission on November 20, 1997, including any amendment or report filed for the purpose of updating such description.

         All documents subsequently filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the date of filing of such documents. Any statement contained herein, or in a document all or part of which is incorporated or deemed to be incorporated by reference herein, shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein, or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein, modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 8.  EXHIBITS


EXHIBIT NO.         DESCRIPTION
-----------         -----------
4.1                 Articles of Incorporation of the Company (incorporated by
                    reference to Appendix B of the Company's Proxy Statement
                    dated July 2, 1987).

4.2 Certificate of Amendment, dated as of October 22, 1997, to the Company's Certificate of Incorporation (incorporated by reference to Exhibit 4.12 of the Company's Report on Form
                    10-Q for the quarter ended September 30, 1997).

4.3 Certificate of Amendment, dated as of December 18, 1998, to the Company's Certificate of Incorporation (incorporated by reference to the Company's Annual Report on Form 10-K for the year ended December 31, 1998).

4.4 Certificate of Amendment, dated as of June 18, 1999, to the Company's Certificate of Incorporation (incorporated by reference to the Company's Form 8-A filed with the Commission on September 17, 1999).

4.5 Bylaws of the Company, as amended and restated (incorporated by reference to Exhibit 3(b) of the Company's Annual Report on Form 10-K for the year ended December 31, 1987).

4.6                 1999 Combined Incentive and Non-Statutory Stock Option Plan
                    (incorporated by reference to Exhibit 4.6 of the Company's
                    Registration Statement on Form S-8 filed with the Commission on September 24, 1999, No. 33-87801).

4.7                 Amendment No. 1 to 1999 Combined Incentive and Non-Statutory
                    Stock Option Plan.

5                   Opinion of Wildman, Harrold, Allen & Dixon

23.1                Consent of KPMG LLP

23.2                Consent of Wildman, Harrold, Allen & Dixon (included in
                    Exhibit 5)

24 Power of Attorney (included in the signature page of the Registration Statement)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois, on November 6, 2000.

                                         HYPERFEED TECHNOLOGIES, INC.

                                         By /s/ JIM R. PORTER
                                            -----------------------------------
                                                Jim R. Porter
                                             CHAIRMAN OF THE BOARD AND
                                             CHIEF EXECUTIVE OFFICER

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Jim R. Porter and John E. Juska, or either of them, as his attorney-in-fact and agents, with full power of substitution for him and in his name, place and stead, in any and all capacities (including without limitation, as Director and/or principal Executive Officer, principal Financial Officer, principal Accounting Officer or any other officer of the Company), to sign and execute this Registration Statement on Form S-8 and any amendment or amendments, including post-effective amendments thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agents full power and authority to do and perform any and all acts and things requisite and necessary to be done, and hereby ratifying and confirming all that said attorney-in-fact and agent may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


         Signature                          Title               Date
By:   /s/ JIM R. PORTER           Chairman of the Board      November 6, 2000
    --------------------------    and Chief Executive
           Jim R. Porter          Officer


By:   /s/ JOHN E. JUSKA           Chief Financial Officer    November 6, 2000
    --------------------------    and Principal Accounting
           John E. Juska          Officer


By:  /s/ JOHN L. BORLING          Director                   November 6, 2000
    --------------------------
          John L. Borling

By:  /s/ JOHN R. HART             Director                   November 6, 2000
    --------------------------
          John R. Hart


By:  /s/ CHARLES HENRY            Director                   November 6, 2000
    --------------------------
          Charles Henry


By:  /s/ KENNETH J. SLEPICKA      Director                   November 6, 2000
    --------------------------
          Kenneth J. Slepicka

                                  EXHIBIT INDEX


EXHIBIT NO.         DESCRIPTION
-----------         -----------
4.1                 Articles of Incorporation of the Company (incorporated by
                    reference to Appendix B of the Company's Proxy Statement
                    dated July 2, 1987).

4.2 Certificate of Amendment, dated as of October 22, 1997, to the Company's Certificate of Incorporation (incorporated by reference to Exhibit 4.12 of the Company's Report on Form
                    10-Q for the quarter ended September 30, 1997).

4.3 Certificate of Amendment, dated as of December 18, 1998, to the Company's Certificate of Incorporation (incorporated by reference to the Company's Annual Report on Form 10-K for the year ended December 31, 1998).

4.4 Certificate of Amendment, dated as of June 18, 1999, to the Company's Certificate of Incorporation (incorporated by reference to the Company's Form 8-A filed with the Commission on September 17, 1999).

4.5 Bylaws of the Company, as amended and restated (incorporated by reference to Exhibit 3(b) of the Company's Annual Report on Form 10-K for the year ended December 31, 1987).

4.6                 1999 Combined Incentive and Non-Statutory Stock Option Plan
                    (incorporated by reference to Exhibit 4.6 of the Company's
                    Registration Statement on Form S-8 filed with the Commission on September 24, 1999, No. 33-87801).

4.7                 Amendment No. 1 to 1999 Combined Incentive and Non-Statutory
                    Stock Option Plan.

5                   Opinion of Wildman, Harrold, Allen & Dixon

23.1                Consent of KPMG LLP

23.2                Consent of Wildman, Harrold, Allen & Dixon (included in
                    Exhibit 5)

24 Power of Attorney (included in the signature page of the Registration Statement)